Exhibit 10.21

AMENDMENT TO NOTICE OF LOAN AWARD – RFA 10-05A - CIRM Disease Team Therapy Development Awards - Part II Research Award
California Institute for Regenerative Medicine

Amendment Number: 1
Amendment Date: 12/12/14

Loan Number:	DR2A-05416	Total Award Amount:	$19,309,403
Loan Recipient Name:	StemCells, Inc.	Grantee ID:	PR-Y0026A-SF
Principal Investigator:	Alexandra Capela	Project Period Start Date:	07/01/2013
		Project Period End Date:	12/12/2014

Project Title: Restoration of memory in Alzheimer's disease: a new paradigm using neural stem cell therapy

Authorized Organization Official and Address:
Ann Tsukamoto
Executive Vice President, R&D
StemCells, Inc.
7707 Gateway Blvd.
Newark, CA 94560

Official and Address to Receive Payments:
Dr. Alexandra Capela
CNS Program
7707 Gateway Blvd. Suite 140
Newark, CA 94560

This award is terminated, effective 12/12/2014, pursuant to Paragraph (F) of the Notice of Loan Award and Section 8.1(f) of the Loan Agreement based on the occurrence of a No Go Milestone. Expenses incurred after December 12, 2014, shall be limited to the histological and biochemical assays described in the DR2A-05416 Application for the tissues and samples that were collected in the preclinical Study to support Milestone 3, as defined in the NGA, as necessary to complete the Y2Q2 Progress Report (due 1/1/15). No expenses may be incurred after January 11, 2015, and all unexpended funds shall be returned to CIRM by February 10, 2015.

The Loan Balance is forgiven pursuant to Section 4.10 of the Loan Agreement and Article VII, Section I of the Loan Administration Policy, subject to reinstatement pursuant to those provisions.

Final reporting requirements are as follows:

Report Type	Period	Due Date
Progress Report	Year 2 Q2: 7/1/14 – 12/12/14	1/1/15
Financial Report	Year 2 Q2: 7/1/14 – 12/12/14	2/1/15

By signing below and continuing to accept and use CIRM funds provided under this award, Grantee and Principal Investigator accept the modified terms reflected in this Amendment.

C. Randal Mills, Ph.D.
President and Chief Executive Officer, CIRM

Alexandra Capela, Ph.D.
Senior Scientist, Stem Cells, Inc.

Ann Tsukamoto, Ph.D.
Executive Vice President, R&D, Stem Cells, Inc.

1